UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – January 16, 2018

MID PENN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-13677	25-1666413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

349 Union Street
Millersburg, Pennsylvania	17061
(Address of principal executive offices)	(Zip code)

1.866.642.7736

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On January 16, 2018, Mid Penn Bancorp, Inc. (“Mid Penn”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Priority Financial Corp. (“First Priority”) pursuant to which First Priority will merge with and into Mid Penn (the “Merger”), with Mid Penn being the surviving corporation in the Merger. Upon consummation of the Merger, First Priority Bank, a wholly-owned subsidiary of First Priority, will be merged with and into Mid Penn Bank (the “Bank Merger”), a wholly-owned subsidiary of Mid Penn, with Mid Penn Bank being the surviving bank in the Bank Merger. Following the Bank Merger, the former offices of First Priority Bank will be operated as First Priority Bank, a Division of Mid Penn Bank (the “First Priority Division”). The Merger Agreement was unanimously approved by the boards of directors of Mid Penn and First Priority.

Under the terms of the Merger Agreement, shareholders of First Priority will receive 0.3481 shares of Mid Penn common stock for each share of First Priority common stock they own. It is expected that the Merger will be completed in the third quarter of 2018.

At the effective time of the Merger, the boards of directors of Mid Penn and Mid Penn Bank will be increased by four (4) directors and David E. Sparks, Chairman and Chief Executive Officer of First Priority, and three (3) of the other current directors of First Priority selected by the board of directors of First Priority, with the approval of Mid Penn’s board of directors, will be added to the boards of directors of Mid Penn and Mid Penn Bank. Additionally, Mr. Sparks will be appointed as Chief Strategic Advisor to the Chief Executive Officer of Mid Penn Bancorp, Inc. and Mid Penn Bank, and Market President of First Priority Bank, a Division of Mid Penn Bank.

The Merger Agreement contains customary representations and warranties from both Mid Penn and First Priority that are qualified by the confidential disclosures provided to the other party in connection with the Merger Agreement, as well as matters included in each party’s most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) and subsequent reports filed with the SEC, and each party has agreed to customary covenants between execution of the Merger Agreement and the closing of the Merger, including in the case of both Mid Penn and First Priority a covenant to convene a meeting of shareholders to consider the Merger Agreement and, subject to certain exceptions, to recommend that its shareholders approve and adopt the Merger Agreement, and, in the case of First Priority, a covenant, subject to certain exceptions, not to solicit alternative acquisition proposals, provide information to third parties or engage in discussions with third parties relating to an alternative acquisition proposal.

Completion of the Merger is subject to a number of customary conditions, including, among others, (i) the approval of the Merger Agreement by the shareholders of each of First Priority and Mid Penn, (ii) the effectiveness of the registration statement to be filed by Mid Penn with the SEC relating to the Mid Penn common stock to be issued in the Merger, (iii) approval of the listing on The Nasdaq Stock Market of the shares of Mid Penn common stock to be issued in the Merger, (iv) the absence of any order or other legal restriction prohibiting the closing of the Merger, and (v) receipt of required regulatory approvals without the imposition of any condition or requirement, excluding standard conditions that are normally imposed by the regulatory authorities in bank merger transactions, that would, in the good faith reasonable judgment of the board of directors of either Mid Penn or First Priority, materially and adversely affect the business, operations, financial condition, property or assets of the combined enterprise or materially impair the value of First Priority to Mid Penn or the value of Mid Penn to First Priority. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including: (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, (c) not more than 10% of the outstanding shares of First Priority common stock having properly effected their dissenters’ rights, (d) the absence of any material adverse effect (as such term is defined in the Merger Agreement) with respect to the other party, and (e) the receipt by each party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement contains certain termination rights for both First Priority and Mid Penn and further provides that, upon termination of the Merger Agreement under certain circumstances, First Priority may be obligated to pay Mid Penn a termination fee of $3,500,000.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The representations, warranties, and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties will not survive completion of the Merger, and were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Mid Penn or First Priority, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Mid Penn, First Priority, and their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Mid Penn and First Priority and a prospectus of Mid Penn, as well as in the Forms 10-K, Forms 10-Q and other filings that Mid Penn and First Priority make with the SEC.

Concurrently with the execution of the Merger Agreement, each of the directors and executive officers of First Priority have entered into separate affiliate letters with Mid Penn pursuant to which such individuals have agreed, subject to the terms set forth therein, to vote their shares of First Priority common stock that they are entitled to vote for the Merger and related matters and to become subject to certain transfer restrictions with respect to their holdings of First Priority common stock. Such affiliate letters represent 1,339,302 shares of First Priority common stock, or approximately 20.2% of the issued and outstanding shares of First Priority common stock. In addition, concurrently with the execution of the Merger Agreement, the directors, executive officers and ten percent (10%) shareholders of Mid Penn entered into separate affiliate letters with First Priority pursuant to which such persons have agreed, subject to the terms set forth therein, to vote their shares of Mid Penn common stock that they are entitled to vote for the Merger and related matters and to become subject to certain transfer restrictions with respect to their holdings of Mid Penn common stock. Such affiliate letters represent 1,443,459 shares of Mid Penn common stock, or approximately 23.6% of the issued and outstanding shares of Mid Penn common stock. Each of these affiliate letters terminates in accordance with its terms if the Merger Agreement is terminated, and in other specified circumstances.

The foregoing summary of the affiliate letters does not purport to be complete and is qualified in its entirety by the text of such agreements, which are attached as Exhibits A (Form of Priority Affiliate Letter) and B (Form of Mid Penn Affiliate Letter) to the Merger Agreement, and are incorporated herein by reference.

The press release announcing the proposed Merger is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations or predictions of future financial or business performance, conditions relating to Mid Penn and First Priority, or other effects of the proposed merger on Mid Penn and First Priority. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements are made only as of the date of this filing, and neither Mid Penn nor First Priority undertakes any obligation to update any forward-looking statements contained in this presentation to reflect events or conditions after the date hereof. Actual results may differ materially from those described in any such forward-looking statements.

In addition to factors previously disclosed in the reports filed by Mid Penn and First Priority with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward looking statements or historical performance: the ability to obtain regulatory approvals and satisfy other closing conditions to the merger, including approval by shareholders of Mid Penn and First Priority; the timing of closing the merger; difficulties and delays in integrating the business or fully realizing cost savings and other benefits; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of products and services; customer borrowing, repayment, investment and deposit practices; competitive conditions; economic conditions, including downturns in the local, regional or national economies; the impact, extent and timing of technological changes; changes in accounting policies or practices; changes in laws and regulations; and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms.

Important Additional Information and Where to Find It

The proposed transaction will be submitted to the shareholders of First Priority and Mid Penn for their consideration and approval. In connection with the proposed transaction, Mid Penn will be filing with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a joint proxy statement/prospectus and other relevant documents to be distributed to the shareholders of Mid Penn and First Priority. Investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Mid Penn and First Priority, free of charge from the SEC’s Internet site (www.sec.gov), or by contacting Mid Penn Bancorp, Inc., 349 Union Street, Millersburg, Pennsylvania 17061, attention: Investor Relations (telephone (717) 692-7105); or First Priority Financial Corp., 2 West Liberty Boulevard, Suite 104, Malvern, Pennsylvania 19355, attention: Investor Relations (telephone (610) 280-7100). INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

Mid Penn, First Priority and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Mid Penn and First Priority shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Mid Penn and First Priority shareholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Mid Penn’s executive officers and directors in its most recent proxy statement filed with the SEC, which is available at the SEC’s Internet site (www.sec.gov). Information about First Priority’s executive officers and directors is set forth in its most recent annual report on Form 10-K filed with the SEC, which is available at the SEC’s Internet site. You can also obtain free copies of these documents from Mid Penn or First Priority, as appropriate, using the contact information above.

Item 7.01	Regulation FD Disclosure.

An investor presentation on January 16, 2018, describing the Merger is attached as Exhibit 99.2 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

On January 16, 2018, in connection with the announcement of the Merger Agreement, Mid Penn distributed to its employees the communication attached hereto as Exhibit 99.3, which is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between First Priority Financial Corp. and Mid Penn Bancorp, Inc., dated as of January 16, 2018.

99.1	Press Release dated January 16, 2018.

99.2	Investor Presentation dated January 16, 2018.

99.3	Employee Communication dated January 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: January 16, 2018	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer